EXHIBIT 6(a)


                          INDEPENDENT AUDITORS CONSENT

         We consent to the use of our report included herein and to the references to our Firm under the heading "OTHER MATTERS -- Independent Auditors" in the Prospectus.


                                             KPMG PEAT MARWICK LLP


Minneapolis, Minnesota
September 18, 1997